THIRD AMENDMENT

TO

SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

Third Amendment (the "Amendment") to a certain Second Amended and Restated Loan and Security Agreement, dated as of February 19, 2009, by and among RCM Technologies, Inc. and all of its subsidiaries (collectively, the “Borrower”), Citizens Bank of Pennsylvania, a Pennsylvania state chartered bank, in its capacity as administrative agent and arranger (the “Agent”), and Citizens Bank of Pennsylvania, as lender (the “Bank”).
WHEREAS, the Bank and the Borrower made, executed and delivered a Second Amended and Restated Loan and Security Agreement, dated as of February 19, 2009, as amended by a certain Amendment to Second Amended and Restated Loan and Security Agreement dated as of July 22, 2011, and a certain Second Amendment to Second Amended and Restated Loan and Security Agreement dated as of October 24, 2011 (collectively, the “Original Loan  and Security Agreement"), and in connection therewith, the Borrower executed and delivered a Sixth Amended and Restated Revolving Credit Note payable to the order of the Bank, in the original principal amount of $15,000,000.00, dated February 19, 2009 (the "Revolving Promissory Note"); and
WHEREAS, as security for (a) the punctual performance in full by the Borrower of its obligations under the Loan Documents (as such term is defined in the Original Loan and Security Agreement), (b) the punctual payment in full of all amounts owing or to be owing under any Loan Document, (c) the punctual payment of any other amounts which at any time may be due and payable from the Borrower to the Bank, in each case whether presently existing or hereafter arising (collectively, the "Secured Obligations"), the Borrower granted a security interest to the Bank in the Collateral (as such term is defined in the Original Loan and Security Agreement), pursuant to the terms and provisions of the Original Loan and Security Agreement; and

WHEREAS, the Borrower has requested the Bank amend certain terms and provisions of the Original Loan and Security Agreement, and the Bank is willing to consent to such modifications upon the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual promises herein contained, and each intending to be legally bound hereby, the parties hereto hereby agree as follows:
1. Except as expressly defined herein, all terms used herein shall have the meanings ascribed to them in the Original Loan and Security Agreement.  This Amendment is intended to amend the Original Loan and Security Agreement, and the Original Loan and Security Agreement shall be so amended, from and as of the date hereof.

2. The Original Loan and Security Agreement shall be amended so that all references to "Agreement" contained therein shall mean the Original Loan and Security Agreement, as amended herein, and as further amended, supplemented or modified from time to time.

3. The first sentence of the definition of “Applicable LIBOR Rate Margin” found in Section 1.1 of the Original Loan and Security Agreement is hereby amended and restated in its entirety as follows:

Applicable LIBOR Rate Margin – The amount to be added to the applicable LIBOR Rate to determine the applicable LIBOR Based Rate for all amounts outstanding under the Loans which bear interest at the LIBOR Based Rate, which amount shall be determined in accordance with the ratio of the Borrower’s Total Funded Debt to EBITDA a set forth in the following matrix:

Total Funded Debt to EBITDA	Applicable LIBOR Rate Margin
≥ 2.25x	175 b.p.
≥ 1.75x but < 2.25x	150 b.p.
≥ 1.25x but < 1.75x	150 b.p.
< 1.25x	125 b.p.

4. The definition of “Fixed Charge Ratio” found in Section 1.1 of the Original Loan and Security Agreement is hereby amended and restated in its entirety as follows:

“Fixed Charge Ratio”
(A)  If there is no Total Funded Debt outstanding in the fiscal quarter in which a Distribution is paid or in the fiscal quarter immediately following such fiscal quarter:

The sum of EBITDA, plus 150% of paid Distributions, divided by the sum of (i) interest expense, plus (ii) income taxes paid, plus (iii) scheduled principal payments, plus (iv) Unfunded Capital Expenditures, plus (v) paid Distributions.

(B)  If there is Total Funded Debt outstanding in the fiscal quarter in which a Distribution is paid or in the fiscal quarter immediately  following such quarter:

The sum of EBITDA, divided by the sum of (i) interest expense, plus (ii) income taxes paid, plus (iii) scheduled principal payments, plus (iv) Unfunded Capital Expenditures, (v) plus paid Distributions.  (In the event an amount attributable to a paid Distribution was added to the numerator of the Fixed Charge Ratio pursuant to subparagraph (A) above during the testing period in question, that amount shall continue to be included in the numerator for purposes of determining the Fixed Charge Ratio pursuant to this subparagraph (B)).

(In calculating the denominator of the Fixed Charge Ratio, any deferred portion of a purchase price required to be paid by the Borrower in connection with a Permitted Acquisition shall not be considered).

5. The first sentence of the definition of “Letter of Credit Applicable Margin” found in Section 1.1 of the Original Loan and Security Agreement is hereby amended and restated in its entirety as follows:

Letter of Credit Applicable Margin -  The amount determined in accordance with the ratio of the Borrower’s Total Funded Debt to EBITDA as set forth in the following matrix:

Total Funded Debt to EBITDA	Letter of Credit Applicable Margin
≥ 2.25x	1.00% per annum
≥ 1.75x but <2.25x	1.00% per annum
≥ 1.25x but <1.75x	1.00% per annum
< 1.25x	1.00% per annum

6. The definition of “Minimum Tangible Net Worth” found in Section 1.1 of the Original Loan and Security Agreement is hereby deleted in its entirety as follows:

7. The definition of "Revolving Credit Maturity Date" found in Section 1.1 of the Original Loan and Security Agreement is hereby amended and restated in its entirety as follows:

"Revolving Credit Maturity Date"  ─ August 31, 2016.
8. Section 2.1(e) of the Original Loan and Security Agreement is hereby amended and restated in its entirety as follows:

(e)  Under the Revolving Credit Facility, the Borrower may request the issuance of a letter of credit (each a “Letter of Credit”) by delivering to the Agent a completed application and agreement for letter of credit in such form as the Agent may specify from time to time by no later than 10:00 a.m., Philadelphia time, at least three (3) Business Days, or such shorter period as may be agreed to by the Agent, in advance of the proposed date of issuance.  Each Letter of Credit shall be a trade letter of credit or a Standby Letter of Credit.  Subject to the terms and conditions hereof, in reliance on the agreements of the other Lenders set forth in this Section 2.1, and provided the Agent has not received written notice from a Lender that an Event of Default or Unmatured Event of Default has occurred, the Agent will issue a Letter of Credit provided each Letter of Credit shall (i) have a maximum maturity of twelve (12) months from the date of issuance, and (ii) in no event expire later than one Business Day prior to the Revolving Credit Maturity Date and provided further that in no event shall (i) the Letter of Credit Outstandings exceed, at any one time, $5,000,000.00 (which Borrower shall have a right to increase to $10,000,000.00 upon sixty (60) days prior written notice to the Bank, provided no Event of Default or Unmatured Event of Default has occurred and/or is then continuing), or (ii) the sum of the aggregate Letter of Credit Outstandings and the Revolving Credit Loans then outstanding exceed, at any one time, the aggregate Revolving Credit Facility Pro Rata Shares of the Lenders then in effect.

9. The first sentence of Section 2.5(b) of the Original Loan and Security Agreement is hereby amended and restated in its entirety as follows:

(b)  Unused Line Fee.  So long as the Revolving Credit Facility is outstanding and has not been terminated pursuant to the terms hereof, the Borrower shall unconditionally pay to the Agent, for the benefit of the Lenders in accordance with their Pro Rata Percentages, a non-refundable fee (the “Unused Line Fee”) based on the Borrower’s financial condition, tested quarterly, as follows:

Total Funded
Debt to EBITDA                                           Unused Line Fee
≥ 2.25x                                                              20.0 b.p.
≥ 1.75x and < 2.25x                                           15.0 b.p.
≥ 1.25 x and <1.75x                                           12.5 b.p.
< 1.25x                                                              10.0 b.p.

10. Section 2.5 of the Original Loan and Security Agreement is hereby amended to re-number Section 2.5(f) to read as Section 2.5(g), and to add the following as Section 2.5(f):

(f)  Agent Fee.  If at any time there is more than one Lender under this Agreement, the Agent, for its sole account, shall be entitled to a non-refundable annual agent fee (“Agent Fee”) in the amount of $5,000.00, to be paid on or before each anniversary date of this Agreement.

11. The Original Loan and Security Agreement is hereby amended by adding the following as Section 2.10 thereto:

2.10 Accordion.  Upon the request of Borrower (which request may be made by Borrower only if no Event of Default or Unmatured Event of Default has occurred and/or is continuing), the Lenders agree to consider increasing the Revolving Credit Limit by $25,000,000.00, up to $40,000,000.00 in the aggregate, under the same terms and conditions as reflected herein, with any such increase requiring the unanimous written approval of the Agent and Lenders.  This accordion feature (the “Accordion Feature”) shall be in the sole discretion of the Lenders and Agent and shall not constitute an obligation or commitment to lend.  If the Accordion Feature is agreed to by the Lenders and Agent pursuant to the provisions of this Section 2.10, the Borrower shall be required to take such steps (including without limitation the execution of such documents) as the Agent determines necessary to effectuate the Accordion Feature.

12. Section 6.9(d) is hereby amended and restated in its entirety as follows:

(d) the Borrower shall not permit the ratio of its total Liabilities to Tangible Net Worth to be equal to or greater than 1.2 to 1.0 at any time.

13. Sections 6.10(a)(iv) through 6.10(a)(vii) (inclusive), of the Original Loan and Security Agreement shall be amended and restated in their entirety as follows:

(vi)  no later than forty-five (45) days after the end of each fiscal year, annual projections and a budget for the upcoming/current fiscal year of profit and loss, cash flows and balance sheets prepared on a quarterly basis in a manner consistent with the prior year’s financial statements, all in form satisfactory to the Agent;

(v)  no later than sixty (60) days after the end of each of the first three quarters of each fiscal year of the Borrower, financial statements in the form filed with the Borrower’s report on Form 10-Q filed with the SEC for such quarter;

(vi)  copies of all other periodic or episodic SEC filings by the Borrower to be delivered immediately after such filing, including without limitation all Forms 10-K and 8-K, registration statements and prospectuses; and

(vii) updated customer lists within thirty (30) days following a request by Agent.

14. Exhibit 6.11 of the Original Loan and Security Agreement is hereby deleted in its entirety and replaced with the form of Compliance Certificate attached as Exhibit A to this Amendment.

15. Pursuant to the terms of the Original Loan and Security Agreement, as amended herein, the Borrower has provided to the Bank, as security for the payment and performance of any and all of the Obligations and the performance of all other obligations and covenants of Borrower under the Original Loan and Security Agreement, as amended herein, the Revolving Promissory Note,  and each other Loan Document, certain or contingent, now existing or hereafter arising, which are now, or may at any time or times hereafter be owing by Borrower to Bank, a first priority, perfected security interest in the Collateral.  The Borrower hereby ratifies and confirms the liens and security interests granted under the Original Loan and Security Agreement; and further ratifies and confirms, without condition, that (a) such liens and security interests shall secure the payment and performance of any and all of the Obligations and the performance of all other obligations and covenants of Borrower under the Original Loan and Security Agreement, as amended herein, the Revolving Promissory Note, and each other Loan Document, certain or contingent, now existing or hereafter arising, which are now, or may at any time or times hereafter be owing by Borrower to Bank, and (b) the perfected status and priority of such liens and security interests shall not be affected in any way by the amendments to the Original Loan and Security Agreement , as set forth herein.  The Borrower acknowledges that the outstanding principal amounts of the Revolving Promissory Note are due and owing without any claim, defense or set-off.

16. All representations, warranties and covenants of the Borrower contained in the Original Loan and Security Agreement, are hereby ratified and confirmed without condition as if made anew upon the execution of this Amendment and are hereby incorporated by reference.  All representations, warranties and covenants of the Borrower, whether hereunder, or contained in the Original Loan and Security Agreement, shall remain in full force and effect until all amounts due under the Original Loan and Security Agreement, as amended herein, the Revolving Promissory Note, and each other Loan Document, are satisfied in full.

17. Except as modified by the terms hereof, all terms, provisions and conditions of the Original Loan and Security Agreement, the Revolving Promissory Note and each other Loan Document, are in full force and effect, and are hereby incorporated by reference as if set forth herein.  This Amendment and the Original Loan and Security Agreement shall be deemed as complementing and not restricting the Bank's rights hereunder or thereunder.  If there is any conflict or discrepancy between the provisions of this Amendment, and any provision of the Original Loan and Security Agreement, the terms and provisions of this Amendment shall control and prevail.

18. As a condition precedent to the effectiveness of this Amendment, simultaneously with the execution and delivery of this Amendment, the Borrower shall deliver to the Bank the following:

(a) Certified copies of resolutions of the directors  of the Borrower authorizing the execution, delivery and performance of this Amendment and any other document hereunder, which resolutions shall be in form and substance satisfactory to the Bank in its sole discretion.

19. The Borrower hereby represents, warrants and certifies to the Bank that no Event of Default or Unmatured Event of Default has occurred and is presently existing under the Loan Documents.

20. This Amendment (a) shall be construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania; (b) shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns; (c) may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument; and (d) may only be amended or modified pursuant to a writing signed by the parties hereto.

21. THE BORROWER HEREBY WAIVES ANY AND ALL RIGHTS WHICH IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION COMMENCED BY OR AGAINST THE BANK WITH RESPECT TO THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO.

(a) The Borrower hereby agrees that it will pay, or cause to be paid or reimburse the Bank for, all of the Bank's costs and expenses in connection with this Amendment, including without limitation the fees of its legal counsel.

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized, as of the 13th day of December, 2011.

BORROWER:                                                         RCM TECHNOLOGIES, INC.

By:	/s/ Kevin D. Miller
Print Name: Kevin D. Miller
Title: CFO

                                                                                 RCM TECHNOLOGIES (USA), INC.

By:	/s/ Kevin D. Miller
Print Name: Kevin D. Miller
Title: CFO

                                                                                 PROGRAMMING ALTERNATIVES OF
                                                                                                            MINNESOTA, INC.

By:	/s/ Kevin D. Miller
Print Name: Kevin D. Miller
Title: CFO

                                                                                 RCMT DELAWARE, INC.

By:	/s/ Kevin D. Miller
Print Name: Kevin D. Miller
Title: CFO

                                                                                 RCM TECHNOLOGIES CANADA CORP.

By:	/s/ Kevin D. Miller
Print Name: Kevin D. Miller
Title: CFO

BUSINESS SUPPORT GROUP OF
MICHIGAN, INC.

By:	/s/ Kevin D. Miller
Print Name: Kevin D. Miller
Title: CFO

RCM TECHNOLOGIES SERVICES
COMPANY, INC.

By:	/s/ Kevin D. Miller
Print Name: Kevin D. Miller
Title: CFO

AGENT:	CITIZENS BANK OF PENNSYLVANA,
as Administrative Agent and Arranger

By:	/s/ Derrick R. Davis
Print Name: Derrick R. Davis
Title: Sr. Vice President

LENDERS:                                                                CITIZENS BANK OF PENNSYLVANIA, as
Lender

By:	/s/ Derrick R. Davis
Print Name: Derrick R. Davis
Title: Sr. Vice Preside